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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                               SEPTEMBER 19, 2006

                         THE ESTEE LAUDER COMPANIES INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                         1-14064               11-2408943
(State or other jurisdiction of           (Commission           (IRS Employer
        incorporation)                   File Number)        Identification No.)

    767 FIFTH AVENUE, NEW YORK, NEW YORK                          10153
  (Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code
                                  212-572-4200

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

         On September 19, 2006, Marshall Rose notified the Board of Directors of The Estee Lauder Companies Inc. (the "Company") of his decision to resign from the Board effective October 31, 2006 after the Company's Annual Meeting of Stockholders. The press release issued by the Company announcing Mr. Rose's decision is attached hereto as Exhibit 99.1

Item 9.01   Financial Statements and Exhibits

Exhibit 99.1   Press Release dated September 22, 2006.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           THE ESTEE LAUDER COMPANIES INC.

Date:  September 22, 2006
                                            By:  /s/  Sara E. Moss
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                                              Sara E. Moss
                                              Executive Vice President, General
                                              Counsel and Secretary